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                                  EXHIBIT 10.82

No. Series E-2

600,000 Shares



                          COMMON STOCK PURCHASE WARRANT


     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND COMPLIANCE WITH SUCH LAWS, THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS AND UPON OBTAINING AN OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY), SATISFACTORY TO THE COMPANY, THAT SUCH DISPOSITION MAY BE MADE WITHOUT REGISTRATION OF THE SECURITIES UNDER SUCH ACT AND SUCH LAWS, OR, WITH RESPECT TO FEDERAL SECURITIES LAWS ONLY, UNLESS SOLD PURSUANT TO RULE 144.

     THESE SECURITIES ARE SUBJECT TO CERTAIN TRANSFER RESTRICTIONS CONTAINED IN A CERTAIN STOCK AND WARRANT PURCHASE AGREEMENT DATED APRIL 17, 1994, A COPY OF WHICH MAY BE OBTAINED FROM THE CORPORATION WITHOUT CHARGE.


                           DURA PHARMACEUTICALS, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA



     THIS CERTIFIES THAT, for value received, Elan International Services Limited ("Holder"), is entitled to purchase, on the terms hereof, Six Hundred Thousand (600,000) fully paid and nonassessable shares of Common Stock, no par value (the "Common Stock") of Dura Pharmaceuticals, Inc., a California corporation (the "Company"). The total number of shares of Common Stock and the Exercise Price (as defined below) set forth in this Common Stock Purchase Warrant have been determined after giving effect to the 2 for 1 stock split in the form of a 100% dividend declared by the Company's Board of Directors effective July 1, 1996.

     1. EXERCISE OF WARRANT. The terms and conditions upon which this Warrant may be exercised, and the Common Stock covered hereby (the "Warrant Shares") may be purchased, are as follows:

          1.1 TERM. This Warrant may be exercised in whole or in part at any time after October 17, 1994, but at or prior to 5:00 p.m. Pacific time on April 17, 1999, after which time this Warrant shall terminate and shall be void and of no further force or effect.

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          1.2  PURCHASE PRICE.  The per share purchase price for the shares of
Common Stock to be issued upon exercise of this Warrant (the "Exercise
Price") shall be $4.38, subject to adjustment as provided herein.

          1.3 METHOD OF EXERCISE. The exercise of the purchase rights evidenced by this Warrant shall be effected by (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (ii) the delivery of the Exercise Price by check or bank draft payable to the Company's order for the number of shares for which the purchase rights hereunder are being exercised or by wire transfer of the Exercise Price to the Company's designated bank account.

          1.4 ISSUANCE OF SHARES. Upon the exercise of the purchase rights evidenced by this Warrant, a certificate or certificates for the purchased shares shall be issued to the Holder as soon as practicable.

     2.   CERTAIN ADJUSTMENTS.

          2.1 MERGERS, CONSOLIDATIONS OR SALE OF ASSETS. If at any time there shall be a capital reorganization (other than a combination or subdivision of shares of Common Stock otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation or any sale of all or substantially all of the Company's assets to another entity in which holders of shares of the Company's Common Stock will receive in exchange therefor other securities or assets, then, as a condition to the closing of such reorganization, merger, consolidation or sale, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price, in lieu of the Warrant Shares issuable upon exercise of the Warrant, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, merger, consolidation or sale to which Holder would have been entitled under the provisions of the agreement in such reorganization, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the reorganization, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares that may be purchased upon exercise of the Warrant) shall be applicable after that event, as near as reasonably may be practicable, in relation to any shares of stock or other securities or property deliverable after that event upon exercise of this Warrant. The Company shall not effect any such reorganization, merger, consolidation or sale unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from such reorganization, merger or consolidation or the entity purchasing such assets, shall assume by written instrument executed and delivered to the Company the obligation to deliver to Holder such shares of stock or other securities or property as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

          2.2 SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or issue by reclassification of its Common Stock any other shares representing common equity of the Company or pay a dividend on its Common Stock in shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Equivalents, then, as of such record date (or the date of

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such distribution, split, subdivision or reclassification if no record date is fixed), the applicable Exercise Price shall be appropriately decreased and the number of Warrant Shares issuable upon exercise of the Warrant shall be appropriately increased in proportion to such increase of outstanding shares of Common Stock.

          2.3 COMBINATION OF SHARES. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reclassification of the outstanding shares of Common Stock, then from and after the record date for such combination or reclassification the applicable Exercise Price shall be appropriately increased and the number of Warrant Shares issuable upon exercise of the Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares of Common Stock.

          2.4 ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall distribute to all holders of shares of its Common Stock evidences of indebtedness or assets (including securities issued by the Company or by any other entity, but excluding (i) any shares or securities referred to in subsection 2.1 or 2.2 above and (ii) cash distributions in any fiscal year not exceeding 5% in the aggregate of the net income of the Company for the immediately preceding fiscal year, as determined in accordance with generally accepted accounting principals) then in each such case the Exercise Price to be in effect after such distribution shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined below) per share of the Common Stock less the then fair market value (as reasonably determined by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be the current market price per share of Common Stock as of the date of such distribution. Such adjustment shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution. For purposes of this subsection 2.4, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily Closing Prices (as defined below) for 10 consecutive Trading Days (as defined below) selected by the Company commencing not more than 30 Trading Days before the date in question. The term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose; and the term "Trading Day" shall mean a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the City of New York, New York are not authorized or obligated by law or executive order to close.

          2.5 CERTIFICATE AS TO ADJUSTMENTS. In the case of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to the Holder. The Company will, upon the written request at any time of the Holder, furnish or cause to be furnished to such

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Holder a certificate setting forth:

               a.   Such adjustments and readjustments;

               b.   The Exercise Price at the time in effect; and

               c. The number of shares of Warrant Shares and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

          2.6  NOTICES OF RECORD DATE, ETC.  In the event of:

               a. Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               b. Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of assets of the Company to any other person or any consolidation or merger involving the Company; or

               c. Any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

the Company will mail to the holder of this Warrant, at least twenty (20) days prior to the earliest date specified therein, a notice specifying:

                 (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

                (ii) The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

     3. FRACTIONAL SHARES. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of such fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in good faith by the Company's Board of Directors.

     4. RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise in full of this Warrant; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the Holder, the Company will use its reasonable best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     5. PRIVILEGES OF STOCK OWNERSHIP. Except as set forth herein, prior to the exercise of

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this Warrant, the Holder shall not be entitled, by virtue of holding this
Warrant, to any rights of a shareholder of the Company.

     6. LIMITATION OF LIABILITY. Except as otherwise provided herein, in the absence of affirmative action by the Holder to purchase the Warrant Shares, no mere enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

     7.   TRANSFERS AND EXCHANGES.

          7.1 Without the prior written consent of the Company, neither this Warrant nor any interest in it may be transferred by the Holder. Any transfer permitted by the Company shall be subject to compliance with applicable federal and state securities laws. Any permitted transfer shall be recorded on the books of the Company upon the surrender of this Warrant, properly endorsed, to the Company at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer. In the event of a permitted partial transfer, the Company shall issue to the several holders one or more appropriate new warrants.

          7.2 In the event of a partial exercise of this Warrant, the Company shall issue an appropriate new warrant to the Holder.

          7.3 All new warrants issued in connection with transfers, exchanges or partial exercises shall be identical in form and provision to this Warrant except as to the number of shares.

          7.4 Certificates evidencing the Warrant Shares shall bear the following legend:

          "These securities are subject to certain transfer restrictions contained in a certain Stock and Warrant Purchase Agreement dated April 17, 1994, a copy of which may be obtained from the corporation without charge."

     8. SUCCESSORS AND ASSIGNS. The terms and provisions of this Warrant shall be binding upon the Company and the Holder and their respective successors and assigns.

     9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised, except as to payment of the Exercise Price, on the next succeeding day not a legal holiday.

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     11.  AMENDMENTS AND WAIVERS; CANCELLATION.  Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder.

Dated:  September 3, 1996        DURA PHARMACEUTICALS, INC.



                              By: /s/ MITCHELL R. WOODBURY
                                  ------------------------

                              Title: Vice President
                                     --------------


     The undersigned Holder agrees and accepts this Warrant and acknowledges that it has read and confirms each of the representations contained in
Section 3 of the Purchase Agreement.


                              ELAN INTERNATIONAL SERVICES LIMITED



                              By: /s/ KEVIN INSLEY
                                  ----------------

                              Title: Vice President and Director
                                     ---------------------------





                [SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT]


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                                  SUBSCRIPTION




Dura Pharmaceuticals, Inc.
5880 Pacific Center Blvd.
San Diego, California 92121

Ladies and Gentlemen:

          The undersigned, Elan International Services Limited, hereby elects to purchase, pursuant to the provisions of the Series E-2 Warrant (exercisable for the aggregate amount of 600,000 shares) held by the undersigned, _________ shares of the Common Stock of Dura
Pharmaceuticals, Inc., a California corporation at $4.38 per share of Common Stock, and directs that the shares of Common Stock elected to be purchased be registered or placed in the name and at the address specified below and delivered thereto.

          The undersigned hereby confirms and acknowledges the investment representations and warranties made in the Stock and Warrant Purchase Agreement dated as of April 17, 1994 between Dura Pharmaceuticals, Inc. and Elan Corporation, plc, as if such representations and warranties had been made by the undersigned, and reaffirms each of such representations and warranties as of the date hereof and accepts such shares subject to the restrictions of such Agreement.



Dated: _____________ , _____


                              Elan International Services Limited


                              By:________________________________
                              Its:_______________________________


                    Address:____________________________________
                            ____________________________________